UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) On July 19, 2024, Generation Income Properties, Inc. (the “Company”) determined that MaloneBailey LLP (“MaloneBailey”) would no longer serve as the Company’s independent registered public accounting firm and would be dismissed effective as of July 19, 2024. The decision to change independent registered public accounting firms was approved by the Board of Directors and the Audit Committee of the Company on July 19, 2024.

During the Company’s fiscal years ended in December 31, 2023 and 2022, and the subsequent period through the date of this Current Report on Form 8-K, there were no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) between MaloneBailey and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference thereto in its reports on the financial statements for such years. Also, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of regulation S-K, the Company provided MaloneBailey a copy of the disclosures in this Form 8-K on July 23, 2024 and requested that MaloneBailey furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not MaloneBailey agrees with the Company’s statements in this Item 4.01(a). A copy of the letter furnished by MaloneBailey in response to that request is filed as Exhibit 16.1 to this report.

(b) On July 19, 2024, the Board of the Company ratified the appointment of CohnReznick LLP (“CohnReznick”) as its new independent registered public accounting firm to audit and review the Company’s financial statements.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through June 30, 2024, neither the Company, nor any party on behalf of the Company, consulted with CohnReznick with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by CohnReznick that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01(d)	Financial Statements and Exhibits.

Exhibit 16.1 Letter from MaloneBailey LLP to the Securities and Exchange Commission.

Exhibit 16.2 Letter from CohnReznick LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: July 25, 2024	By:	/s/ Ron Cook
Ron Cook
Principal Finance and Accounting Officer